Filed Pursuant to Rule 497(e)
File Nos. 333-215588 & 811-23226
Changebridge Long/Short Equity ETF (CBLS)
Changebridge Select Equity ETF (CBSE)
each, a series of Listed Funds Trust
(each, a “Fund” and together, the “Funds”)
Supplement dated August 29, 2023 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated February 28, 2023

Effective August 29, 2023, the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) has terminated the Funds’ Investment Advisory Agreement with Changebridge Capital, LLC. Also effective August 29, 2023, the Trust has entered into on behalf of the Funds, an Interim Investment Advisory Agreement (“Interim Agreement”) with Clough Capital Partners L.P. (“Clough Capital”), under which Clough Capital will serve as the investment adviser to the Funds. Pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended, the Interim Agreement’s term will extend only for so long as necessary to obtain the requisite vote of the shareholders of each Fund, as required by law and the Trust’s Declaration of Trust and By-laws, to approve a new investment advisory agreement, or a period of 150 days after August 29, 2023, whichever occurs first.
Effective immediately, all current references to Changebridge Capital, LLC are deleted and all references to the “Adviser” shall mean Clough Capital Partners L.P. (“Clough Capital”).
Effective immediately, the following replaces the section of the Prospectus entitled “MANAGEMENT”:
Investment Adviser
Clough Capital Partners L.P., a Delaware limited partnership located at 53 State Street, 27th Floor, Boston, Massachusetts 02109, serves as the investment adviser for each Fund. The Adviser, subject to the oversight of the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), provides an investment management program for each Fund and manages the day-to-day operations of the Funds. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for each Fund to operate. The Adviser is an SEC-registered investment adviser.
For the services it provides to the Funds, the Adviser is entitled to a unified management fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as set forth in the table below.

Fund	Management Fee
Changebridge Long/Short Equity ETF	1.70%
Changebridge Select Equity ETF	0.85%
Pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Advisory Agreement”), the Adviser has agreed to pay all expenses of each Fund except the fee payable to the Adviser under the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust, if any, under the distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
A discussion regarding the basis for the Board’s approval of the Interim Advisory Agreement will be available in the Funds’ next semi-annual report to shareholders.
Portfolio Manager
Vincent Lorusso is primarily responsible for the day-to-day management of each Fund’s portfolio.
Mr. Lorusso has been a portfolio manager of each Fund since its inception. He has more than 25 years of industry experience. Prior to re-joining Clough Capital in 2023, as President and Chief Executive Officer, Partner, and Portfolio Manager, Mr. Lorusso was a Founder and Portfolio Manager of Changebridge Capital, LLC since 2020. Previously, he served as Partner and Portfolio Manager at Clough Capital where he worked for 16 years. Prior to that, Mr. Lorusso was a Senior Investment Consultant with Natixis Asset Management. With a global perspective, he has analyzed and invested in a broad range of equity securities over the course of his career. Mr. Lorusso holds an MS in Finance and a BS in Finance & English, both from Boston College.
The SAI provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Shares of the Funds.

Filed Pursuant to Rule 497(e)
File Nos. 333-215588 & 811-23226
Effective September 13, 2023, in connection with the change in investment advisers, the Board also approved a change to each Fund’s name as shown in the table below.

Current Name	New Name
Changebridge Long/Short Equity ETF	Clough Long/Short Equity ETF
Changebridge Select Equity ETF	Clough Select Equity ETF
Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.
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